Exhibit 10.1

                               Exchange Agreement

Agreement dated as of December 5, 2008 by and among China 9D Construction Group, Inc., a Nevada corporation (the "Company"), and the other parties who are signatories to this agreement (collectively, the "Former CDG Shareholders").

                              Preliminary Statement

By Agreement and Plan of Merger dated as of August 10, 2007, the Company acquired all of the outstanding shares of common stock of China Decoration Group Limited, a British Virgin Islands corporation ("CDG"), from the Former CDG Shareholders for a total of 35,796,796 shares of the common stock of the Company ("the Shares") and an aggregate cash dividend amounting to $15.5 million. October 17, 2007, instead of the cash dividend, China 9D Construction Group (the "Company") issued an aggregate of 10,333,333 shares of its common stock, $.001 par value (the "Shares"), to CDG Shareholders, in the aggregate outstanding principal amount of $15.5 million.

      The Former CDG Shareholders and the Company desire to unwind the merger transaction in the manner set forth below.

      NOW THEREFORE, in consideration of the premises and the representations, warranties and covenants of the parties contained in this agreement, the parties agree as follows:

1. Exchange. Concurrently with the execution of this agreement, the Former CDG Shareholders have delivered to the Company certificates evidencing the Shares duly endorsed in blank in exchange for one share of the common stock of CDG. The number of Shares to be delivered to the Company by each Former CDG Shareholder and fractional shares of CDG common stock to be issued to each Former CDG Shareholder are set forth on Schedule A annexed hereto.

2. Representations and Warranties of the Former CDG Shareholders. Each of the Former CDG Shareholders represents and warrants to the Company, severally but not jointly, as follows:

      (a) If other than a natural person, it is a duly organized and validly existing in good standing under the laws of the jurisdiction of its organization.

      (b) If other than a natural person, it has full right, power and authority to enter into this agreement and to consummate the transactions contemplated hereby.

      (c) This agreement has been duly and validly executed and delivered by the Former CDG Shareholder, and is a valid and binding agreement of the Former CDG Shareholder, enforceable against the Former CDG Shareholder, in accordance with its terms, except as such enforceability may be subject to: (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights; or (ii) the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

      (c) The execution, delivery and performance of this agreement by the Former CDG Shareholder does not and will not conflict with or violate any provision of law or regulation, or any writ, order or decree of any court, governmental regulatory authority or agency or any applicable license, franchise, certificate, permit, authorization, approval or consent, applicable to the Former CDG Shareholder, or if other than a natural person, any provision of its organization documents, and do not and will not result in a breach of, or constitute a default under or require any consent pursuant to any agreement, contract, arrangement or understanding to which it is a party. The execution and delivery of this agreement and the consummation of the transactions contemplated hereby (i) requires no consent, approval or authorization from any court, governmental regulatory authority or agency or any other person; and (ii) will not result in the execution or imposition of any lien, charge or encumbrance upon any of the Shares under any indenture or instrument to which the Former CDG Shareholder is a party, or by which any of the Former CDG Shareholder's property or business may be bound.

      (d) The Former CDG Shareholder is the sole legal and beneficial owner of the shares of the Company common stock being transferred to the Company by the Former CDG Shareholder hereunder, free and clear of all claims, liens, mortgages, charges, security interests, encumbrances and other restrictions and limitations of any kind whatsoever.

      (e) The Former CDG Shareholder understands and acknowledges that the fractional shares of CDG common stock it will receive hereunder have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be issued without registration thereunder in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act. In connection therewith, the Former CDG Shareholder represents and warrants to the Company that

            (1) The Former CDG Shareholder is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities
Act) of the Company and is not acquiring the fractional share of CDG common stock for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

                  (A) any natural person resident in the United States of America;

                  (B) any partnership or corporation organized or incorporated under the laws of the United States of America;

                  (C) any estate of which any executor or administrator is a U.S. person;

                  (D) any trust of which any trustee is a U.S. person;

                  (E) any agency or branch of a foreign entity located in the United States of America;

                  (F) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                  (G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

                  (H) any partnership or corporation if:

                  (i) organized or incorporated under the laws of any foreign jurisdiction; and

                  (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

                  (2) At the time of the origination of contact concerning this agreement and the date of the execution and delivery of this agreement, the Former CDG Shareholder was outside of the United States.

3. Representations and Warranties of the Company. The Company represents and warrants to the Former DCG Shareholders as follows:

      (a) The Company is a duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation.

      (b) The Company has full right, power and authority to enter into this agreement and to consummate the transactions contemplated hereby.

      (c) This agreement has been duly and validly executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as such enforceability may be subject to: (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights; or
(ii) the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

      (d) The execution, delivery and performance of this agreement by the Company does not and will not conflict with or violate any provision of law or regulation, or any writ, order or decree of any court, governmental regulatory authority or agency or any applicable license, franchise, certificate, permit, authorization, approval or consent, applicable to the Company, or any provision of its Articles of Incorporation or by-laws, and does not and will not result in a breach of, or constitute a default under or require any consent pursuant to any agreement, contract, arrangement or understanding to which it is a party. The execution and delivery of this agreement and the consummation of the transactions contemplated hereby (i) requires no consent, approval or authorization from any court, governmental regulatory authority or agency or any other person; and (ii) will not result in the execution or imposition of any lien, charge or encumbrance upon the fractional shares of common stock to be issued to the Former CDG Shareholders under any indenture or instrument to which the Company is a party, or by which any of the Company's property or business may be bound.

4.    Releases

      (a) Except for causes of action, demands, claims and damages related specifically to the parties' representations, warranties and obligations under this agreement, each of the Former CDG Shareholders, for themselves, their executors, heirs, successors, parents, subsidiaries, affiliates, assigns, current and former officers, directors, shareholders, transferees, representatives, principals, agents, attorneys and employees, hereby release and forever discharge the Company, their heirs, successors, parents, subsidiaries, affiliates, assigns and their current and former and its officers, directors, shareholders, transferees, representatives, principals, agents, attorneys, and employees from and against all actions, causes of actions, claims, suits, debts, liens, damages, judgments, and demands whatsoever, whether matured or unmatured, whether at law or in equity, and whether now known or unknown, that the Former CDG Shareholders for themselves, their officers, directors, managers and their heirs, successors and assigns, agents, executors, and administrators, or any successor or assigns, now have or may have had, or hereafter claim to have, at any time, arising out of or relating to any warranties, covenants, representations, acts or omissions done or occurring prior to and including the date of this agreement, involving or arising out of or related in any way to the Agreement and Plan of Merger referenced herein, and the operation of the business of the Company and CDG.

      (b) Except for causes of action, demands, claims and damages related specifically to the parties' representations and obligations under this agreement, the Company for itself, its successors, parents, subsidiaries, affiliates, assigns, current and former officers, directors, shareholders, transferees, representatives, principals, agents, attorneys and employees, hereby release and forever discharge each of the Former CDG Shareholders, their heirs, successors, parents, subsidiaries, affiliates, assigns and their current and former officers, directors, shareholders, transferees, representatives, principals, agents, attorneys, and employees from and against all actions, causes of actions, claims, suits, debts, liens, damages, judgments, and demands whatsoever, whether matured or unmatured, whether at law or in equity, and whether now known or unknown, that the Company for itself, its officers, directors, managers and their heirs, successors and assigns, agents, executors, and administrators, or any successor or assigns, now have or may have had, or hereafter claim to have, at any time, arising out of or relating to any warranties, covenants, representations, acts or omissions done or occurring prior to and including the date of this agreement, involving or arising out of or related in any way to the Agreement and Plan of Merger referenced herein and the operation of the business of the Company and CDG.

      (c) Nothing in this Section 5 shall prevent the parties from asserting or pursuing any claim to enforce the terms of this agreement.

6.    Miscellaneous

      (a) This agreement represents the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements with respect thereto, whether written or oral.

      (b) This agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard, however, to such jurisdiction's principles of conflict of laws.

      (c) This agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute but one Agreement.

                      [signatures appear on following page]

IN WITNESS WHEREOF, the parties hereto being duly authorized have executed this agreement as of the date first written above.

China 9D Construction Group, Inc.]


By: /s/ Zhen Ying
    -----------------------
    Zhen Ying
    Chief Executive Officer

Former CDG Shareholders:


   /s/ Guo-Hong Zhou            /s/ Guo-Tuan Zhou           /s/ Li-Ling Yu
   -----------------            -----------------           --------------
     Guo-Hong Zhou                Guo-Tuan Zhou               Li-Ling Yu


   /s/ Qiao-Fang Zhou             /s/ Yun Zhou
   ------------------             ------------
     Qiao-Fang Zhou                 Yun Zhou

Innovation Gaining Investments Limited     Shenzhen Huayin Guaranty & Investment
                                           Company Limited


By:    /s/ Yu Wanli                        By:    /s/ Yu Guoqiong
       ------------------------                   -------------------------
Name:  Yu Wanli                            Name:  Yu Guoqiong
Title: Sole Director                       Title: Sole Director


Nation City Investments Limited            Arjuno Investments Limited

By:    /s/ Liu Ting                        By:    /s/ Li Xiyan
       ------------------------                   -------------------------
Name:  Liu Ting                            Name:  Li Xiyan
Title: Sole Director                       Title: Sole Director


Quick Agent Investments Limited            Billion Hero Investments Limited

By:    /s/ Fang Zhixiang                   By:    /s/ Xu Zhuzhuan
       ------------------------                   -------------------------
Name:  Fang Zhixiang                       Name:  Xu Zhuzhuan
Title: Sole Director                       Title: Sole Director


Volento Investments Limited                Even Bright Investment Limited

By:    /s/ Fang Zaorong                    By:    /s/ Fang Zaojie
       ------------------------                   -------------------------
Name:  Fang Zaorong                        Name:  Fang Zaojie
Title: Sole Director                       Title: Sole Director

                                                                      SCHEDULE A

                                CDG SHAREHOLDERS

---------------------------------------------------- ----------------------- -------------------- --------------------------
              Name of CDG Shareholder                  Shares of Company        Shares of CDG         CDG Common Stock
                                                          Common Stock                                   Ownership %
---------------------------------------------------- ----------------------- -------------------- --------------------------
Zhou Guohong                                               6,762,677                7,329                  14.66%
---------------------------------------------------- ----------------------- -------------------- --------------------------
Zhou GuoTuan                                               6,762,677                7,329                  14.66%
---------------------------------------------------- ----------------------- -------------------- --------------------------
Yu Ling Li                                                 3,381,338                3,665                   7.33%
---------------------------------------------------- ----------------------- -------------------- --------------------------
Zhou Fang qiao                                             3,921,060                4,251                   8.50%
---------------------------------------------------- ----------------------- -------------------- --------------------------
Zhou yun                                                    539,722                  586                    1.17%
---------------------------------------------------- ----------------------- -------------------- --------------------------
Quick Agent Investment Limited                             3,123,010                3,384                   6.77%
---------------------------------------------------- ----------------------- -------------------- --------------------------
Volento Investment limited                                 3,123,010                3,384                   6.77%
---------------------------------------------------- ----------------------- -------------------- --------------------------
Shenzhen Huayin Guaranty & Investment Company              2,901,588                3,150                   6.30%
Limited
---------------------------------------------------- ----------------------- -------------------- --------------------------
Arjuno Investments Limited                                 3,123,010                3,384                   6.77%
---------------------------------------------------- ----------------------- -------------------- --------------------------
Billion Hero Investments Limited                           3,123,010                3,384                   6.77%
---------------------------------------------------- ----------------------- -------------------- --------------------------
Even Bright Investments Limited                            3,123,010                3,386                   6.77%
---------------------------------------------------- ----------------------- -------------------- --------------------------
Innovation Gaining Investments Limited                     3,123,010                3,384                   6.77%
---------------------------------------------------- ----------------------- -------------------- --------------------------
Nation City Investments Limited                            3,123,010                3,384                   6.77%
---------------------------------------------------- ----------------------- -------------------- --------------------------
Total                                                      46,130,132              50,000                    100%
---------------------------------------------------- ----------------------- -------------------- --------------------------